Disclosure of detailed information about effective income tax expense recovery (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Increase (decrease) in taxes resulting from:
Income tax expense at statutory rate	$ 2,887	$ 1,284
Statutory tax rate	26.50%	26.50%
Tax cost of non-deductible items	$ 124	$ 126
Other differences	93	51
Total income tax expense	$ 3,104	$ 1,461